UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 26, 2021

Commission File No.	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name, former address and former fiscal year, if changed since last report
1-14201	SEMPRA ENERGY	California	33-0732627	No change
488 8th Avenue
San Diego, California 92101
(619) 696-2000

1-01402	SOUTHERN CALIFORNIA GAS COMPANY	California	95-1240705	No change
555 West Fifth Street
Los Angeles, California 90013
(213) 244-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
SEMPRA ENERGY:
Sempra Energy Common Stock, without par value	SRE	New York Stock Exchange

Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

SOUTHERN CALIFORNIA GAS COMPANY:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company
Sempra Energy	☐
Southern California Gas Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
Southern California Gas Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

From October 23, 2015 through February 11, 2016, Southern California Gas Company (“SoCalGas”), a subsidiary of Sempra Energy (“Sempra”), experienced a natural gas leak from one of the injection-and-withdrawal wells, SS25, at its Aliso Canyon natural gas storage facility in Los Angeles County (the “Leak”). As previously reported, 396 lawsuits, including approximately 36,000 individual and business plaintiffs (the “Individual Plaintiff Litigation”), a putative class action on behalf of certain property owners and lessors (the “Property Class Action”), a putative class action on behalf of persons and entities conducting business within five miles of the Leak (the “Business Class Action”), and certain other proceedings, as outlined below, are pending against SoCalGas and Sempra related to the Leak. All these cases are coordinated before a single court in the Los Angeles County Superior Court (the “Court”) for pretrial management.
On September 26, 2021, SoCalGas and Sempra entered into an agreement with counsel representing over 80% of the plaintiffs in the Individual Plaintiff Litigation to resolve the claims of all approximately 36,000 individual plaintiffs for a payment of up to $1.8 billion. The agreement is subject to acceptance by no fewer than roughly 97% of all plaintiffs in the Individual Plaintiff Litigation by June 1, 2022, although SoCalGas and Sempra have the right to waive such condition. The agreement, which requires each plaintiff who accepts a settlement to release all such plaintiff’s claims against SoCalGas, Sempra and their respective affiliates related to the Individual Plaintiff Litigation and the Leak, provides that the settlement amount will be reduced based on the number of plaintiffs who do not accept. The agreement is further subject to Court approval of the process to allocate payments among the plaintiffs and a stay of the Individual Plaintiff Litigation. The plaintiffs who do not agree to participate in the settlement will be able to continue to pursue their claims.
Separately, also on September 26, 2021, SoCalGas and Sempra entered into a settlement agreement to settle the Property Class Action for a total amount of $40 million. If, following a fairness hearing at which any objections to the settlement will be heard, the Court gives final approval of the settlement, the agreement provides for a release of SoCalGas, Sempra and their respective affiliates from all claims related to the Leak by all property class members who do not opt out of the class. Members of the property class who opt out of the settlement will have the right to pursue their claims on an individual basis.
Finally, on September 27, 2021, SoCalGas and Sempra entered into a settlement agreement to settle the individual claims of the named plaintiffs in the Business Class Action, which class was never certified, for a total amount of $100,000 in exchange for a dismissal and release of SoCalGas, Sempra and their respective affiliates from all claims related to the Leak.
In 2020, SoCalGas and Sempra recorded $307 million ($233 million after tax) in Aliso Canyon Litigation and Regulatory Matters on the SoCalGas and Sempra Consolidated Statements of Operations for costs, inclusive of estimated legal costs, related to settlement discussions in connection with civil litigation and regulatory matters arising out of the Leak. As of June 30, 2021, $414 million was recorded in Insurance Receivable for Aliso Canyon Costs on the SoCalGas and Sempra Condensed Consolidated Balance Sheets. Other than insurance for certain future defense costs that may be incurred and directors’ and officers’ liability, SoCalGas and Sempra have exhausted all of their respective insurance in connection with the Leak.
As a result of entering into the agreements described above, SoCalGas and Sempra expect to record a charge of approximately $1.13 billion, after tax, in September 2021 (approximately $1.57 billion pre-tax) on the SoCalGas and Sempra Condensed Consolidated Statements of Operations. Subject to satisfaction of the terms and conditions of the agreements, SoCalGas expects that its net, after-tax cash outflows related to these agreements will ultimately be up to approximately $895 million consisting of payments of up to $1.85 billion (inclusive of $10 million in administrative costs), offset by collections of insurance receivable in future periods and other adjustments. Sempra has elected to make equity contributions to SoCalGas beginning in September 2021 that are sufficient to maintain SoCalGas’ approved capital structure in connection with the accruals related to these agreements, and Sempra does not expect to issue common equity in relation to these settlement agreements.
The agreements do not cover (i) an Order Instituting Investigation (the “OII”) opened by the California Public Utilities Commission (the “CPUC”) to consider whether SoCalGas should be sanctioned for the Leak and what damages, fines or other penalties or sanctions, if any, should be imposed for any violations, unreasonable or imprudent practices, or failure to sufficiently cooperate with the Safety Enforcement Division of the CPUC as determined by the CPUC, or (ii) an OII opened by the CPUC to determine the feasibility of minimizing or eliminating the use of the Aliso Canyon natural gas storage facility while still maintaining energy and electric reliability for the region, but excluding issues with respect to air quality, public health, causation, culpability or cost responsibility regarding the Leak (collectively, the “Regulatory Actions”).
While the agreements cover substantially all of the material civil litigation against both SoCalGas and Sempra related to the Leak, they do not cover (i) lawsuits by five property developers, and (ii) claims for violations of Proposition 65 (collectively, the “Other Litigation”). In addition, the agreements do not cover the four shareholder derivative actions alleging breach of fiduciary duties against certain officers and certain directors of Sempra and/or SoCalGas (collectively with the “Other Litigation” the “Unresolved Litigation”).
An adverse ruling in any of the (i) Regulatory Actions or Unresolved Litigation, or (ii) lawsuits in the Individual Plaintiff Litigation filed by plaintiffs who do not agree to settle or lawsuits filed by property class members who opt out of the Property Class Action settlement, could have a material adverse effect on SoCalGas’ and Sempra’s cash flows, financial condition and results of operations. In addition, there can be no assurance that the conditions to resolve the Individual Plaintiff Litigation will be satisfied or that the Court will approve the settlement for the Property Class Action. For additional information about the Leak, including the Regulatory Actions and the Unresolved Litigation, please refer to Note 11 of the Notes to Condensed Consolidated Financial Statements in SoCalGas’ and Sempra’s most recent quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 2021, and “Part I – Item 1A. Risk Factors” in SoCalGas’ and Sempra’s most recent annual report on Form 10-K filed with the SEC on February 25, 2021.
The description herein of the agreement to resolve the Individual Plaintiff Litigation does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The settlement agreements related to the Property Class Action and the Business Class Action are not material definitive agreements, and the agreement to resolve the Individual Plaintiff Litigation filed herewith is not conditioned on the consummation of either of those settlements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1
Master Agreement to Resolve JCCP No. 4861 Private Party Claims, effective September 26, 2021, by and among Sempra Energy, Southern California Gas Company, and the plaintiffs’ law firms listed on the signature pages thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Information Regarding Forward-Looking Statements
This current report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future, involve risks and uncertainties, and are not guarantees. Future results may differ materially from those expressed in any forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this current report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.
In this current report on Form 8-K, forward-looking statements can be identified by words such as "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," "should," "could," "would," "will," "confident," "may," "can," "potential," "possible," "proposed," "in process," "under construction," "in development," "target," "outlook," "maintain," "continue," "goal," "aim," "commit," or similar expressions, or when we discuss our guidance, priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations.
Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: satisfying all conditions precedent to the settlement agreements, including the participation of a sufficient number of plaintiffs in the Individual Plaintiff Litigation and approval of the Court of the settlement of the Property Class Action; California wildfires, including the risks that we may be found liable for damages regardless of fault and that we may not be able to recover costs from insurance, the wildfire fund established by California Assembly Bill 1054 or in rates from customers; decisions, investigations, regulations, issuances or revocations of permits and other authorizations, renewals of franchises, and other actions by (i) the Comisión Federal de Electricidad, California Public Utilities Commission (CPUC), U.S. Department of Energy, U.S. Federal Energy Regulatory Commission, Public Utility Commission of Texas, and other regulatory and governmental bodies and (ii) states, counties, cities and other jurisdictions in the U.S., Mexico and other countries in which we do business; the success of business development efforts, construction projects and acquisitions and divestitures, including risks in (i) the ability to make a final investment decision, (ii) completing construction projects or other transactions on schedule and budget, (iii) the ability to realize anticipated benefits from any of these efforts if completed, and (iv) obtaining the consent of partners or other third parties; the resolution of civil and criminal litigation, regulatory inquiries, investigations and proceedings, and arbitrations, including, among others, those related to the natural gas leak at Southern California Gas Company's (SoCalGas) Aliso Canyon natural gas storage facility; actions by credit rating agencies to downgrade our credit ratings or to place those ratings on negative outlook and our ability to borrow on favorable terms and meet our substantial debt service obligations; actions to reduce or eliminate reliance on natural gas, including any deterioration of or increased uncertainty in the political or regulatory environment for local natural gas distribution companies operating in California; weather, natural disasters, pandemics, accidents, equipment failures, explosions, acts of terrorism, information system outages or other events that disrupt our operations, damage our facilities and systems, cause the release of harmful materials, cause fires or subject us to liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance, may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of affordable insurance; the availability of electric power and natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid or limitations on the withdrawal of natural gas from storage facilities; the impact of the COVID-19 pandemic on capital projects, regulatory approvals, and the execution of our operations; cybersecurity threats to the energy grid, storage and pipeline infrastructure, information and systems used to operate our businesses, and confidentiality of our proprietary information and personal information of our customers and employees, including ransomware attacks on our systems and the systems of third-party vendors and other parties with which we conduct business; expropriation of assets, failure of foreign governments and state-owned entities to honor their contracts, and property disputes; the impact at San Diego Gas & Electric Company (SDG&E) on competitive customer rates and reliability due to the growth in distributed and local power generation, including from departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation, and the risk of nonrecovery for stranded assets and contractual obligations; Oncor Electric Delivery Company LLC's (Oncor) ability to eliminate or reduce its quarterly dividends due to regulatory and governance requirements and commitments, including by actions of Oncor's independent directors or a minority member director; volatility in foreign currency exchange, inflation and interest rates and commodity prices and our ability to effectively hedge these risks; changes in tax and trade policies, laws and regulations, including tariffs and revisions to international trade agreements that may increase our costs, reduce our competitiveness, or impair our ability to resolve trade disputes; and other uncertainties, some of which may be difficult to predict and are beyond our control.
These risks and uncertainties are further discussed in the reports that Sempra has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC's website, www.sec.gov, and on Sempra's website, www.sempra.com. Investors should not rely unduly on any forward-looking statements.
Sempra Infrastructure, Sempra LNG, Sempra Mexico, Sempra Texas Utilities, Oncor and Infraestructura Energética Nova, S.A.B. de C.V. (IEnova) are not the same companies as the California utilities, SDG&E or SoCalGas, and Sempra Infrastructure, Sempra LNG, Sempra Mexico, Sempra Texas Utilities, Oncor and IEnova are not regulated by the CPUC.
None of the website references in this current report on Form 8-K are active hyperlinks, and the information contained on, or that can be accessed through, any such website is not, and shall not be deemed to be, part of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: September 27, 2021	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: September 27, 2021	By: /s/ Mia L. DeMontigny
Mia L. DeMontigny Chief Financial Officer, Controller and Chief Accounting Officer